Commitment and Contingencies (Tables)	12 Months Ended
Dec. 31, 2024
Commitments and Contingencies Disclosure [Abstract]
Contractual Obligation, Fiscal Year Maturity

In the table below, we set forth our enforceable and legally binding purchase obligations as of December 31, 2024. These obligations relate to various purchase agreements for items such as minimum amounts of energy, fiber, wood purchases, transport and software licensing over periods ranging from one year to six years. Some of the amounts are based on management’s estimates and assumptions about these obligations, including their duration, the possibility of renewal, anticipated actions by third parties, and other factors. Because these estimates and assumptions are necessarily subjective, our actual payments may vary from those reflected in the table. Total purchase commitments are as follows:

2025	$1,136
2026	400
2027	244
2028	173
2029	143
Thereafter	301
Total	$2,397